Asset impairment	12 Months Ended
Dec. 31, 2022
Asset Impairment Charges [Abstract]
Asset impairment	Asset impairment
Asset impairment consisted of the following for the years ended December 31, 2022, 2021 and 2020:

	Year Ended December 31,
	2022	2021	2020
Flight equipment held for operating leases (Note 7)	$96,591	$128,409	$986,559
Goodwill	—	—	58,094
Flight equipment held for sale	—	—	5,483
Maintenance rights and other	—	—	36,847
	$96,591	$128,409	$1,086,983
During the year ended December 31, 2022, we recognized impairment charges related to sales transactions, lease amendments where we retained maintenance reserve balances or lease terminations, which were partially offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation. We also recognized write-offs of $2.9 billion and impairments of $295 million of flight equipment related to the Ukraine Conflict. Please refer to Note 5—Net charges related to Ukraine Conflict.
During the year ended December 31, 2021, we recognized impairment charges related to sales transactions and lease terminations, which were more than offset by maintenance revenue recognized when we retained maintenance-related balances or received EOL compensation.
During the year ended December 31, 2020, we recognized impairment charges related to the impairment of our flight equipment held for operating lease, primarily Airbus A330 and Boeing 777 aircraft. In addition, we recognized impairment charges related to sales transactions and lease terminations, which were fully or partially offset by maintenance revenue recognized when we retained maintenance related balances or received EOL compensation. We also assessed goodwill for impairment and recognized impairment charges related to goodwill.